IN THE UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS

_______________________________________________________
)
PALOMAR MEDICAL TECHNOLOGIES, INC.	)
and THE GENERAL HOSPITAL	)
CORPORATION,	)
)
Plaintiffs	)
)
)
v.	)	Civil Action No. 06-CV-11171
)
ALMA LASERS, INC.,	)
)
)
Defendant	)
________________________________________________	)

STIPULATION OF DISMISSAL WITH PREJUDICE

        Plaintiff Palomar Medical Technologies, Inc. and The General Hospital Corporation and Defendant Alma Lasers, Inc. hereby stipulate and agree that in the above-captioned matter, all claims shall be, and hereby are, dismissed with prejudice. Each party shall bear its own costs, and each party waives all rights of appeal.

Respectfully submitted,

PALOMAR MEDICAL TECHNOLOGIES, INC. and THE GENERAL HOSPITAL CORPORATION	ALMA LASERS, INC.

By their attorneys,	By it’s attorneys,

/s/ Kate Saxton	/s/ John J. Cotter
Wayne L. Stoner (BBO # 548015)	John J. Cotter (BBO # 554524)
Vinita Ferrera (BBO # 631190)	Thomas A. Turano (BBO # 552168)
Kate Saxton (BBO # 655903)	David A. Simons (BBO # 638740)
Wilmer Cutler Pickering Hale and Dorr LLP	Kirkpatrick & Lockhart Nicholson Graham LLP
60 State Street	State Street Financial Center
Boston, Massachusetts 02109	One Lincoln Street
(617) 526-6000	Boston, Massachusetts 02111
(617) 526-5000	(617) 261-3100

SO ORDERED this _______________ day of _______, 2007,

__________________________________________
United States District Judge